As filed with the Securities and Exchange Commission on December 31, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606
(Address of principal executive offices) (Zip code)

David A. Katz
10 Bank Street, Suite 590
White Plains, NY 10606
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Explanatory Note
The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on September 8, 2020 (the “Report”). The purpose of this Amendment is to add disclosure to the Disclosure Note in Item 1 referring readers to more recent expense ratios contained in the Financial Highlights section of the Report.
The remainder of Item 1 and Items 2 through 13 of the Registrant’s Form N-CSR originally filed on September 8, 2020, are incorporated herein by reference. This Amendment should be read in conjunction with the Report. Except for the portion of Item 1 noted above, this Amendment does not reflect events occurring after the filing of the Report or update the Report in any way.

Item 1. Reports to Stockholders.

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822
August 6, 2020
Dear Fellow Shareholder:
The Matrix Advisors Dividend Fund had a very solid 2nd quarter, 2020, up +14.64%. The results were behind the more growth/ technology-oriented S&P 500 Index which returned +20.54%, but modestly better than the Russell 1000 Value Index's return of +14.29% over the same time period.
For the first six months of the year, the Fund was down -11.81% compared to a decline of -3.08% for the S&P 500 Index and a decline of -16.26% for the Russell 1000 Value Index.
Disclosure Note:
For your information, for the period ended June 30, 2020, the Fund's average annual total returns for the one year and for the since inception period from October 13, 2016, was -2.18% and +6.80%, respectively. For the same period the return for the S&P 500 Index was 7.51% and +12.84%. For the same period the return for the Russell 1000 Value Index was -8.84% and 4.47%.

Gross Expense Ratio:	1.80%
Net Expense Ratio:	0.90	%**
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com. Please see the Financial Highlights in this report for the most recent expense ratio.
** The Advisor has contractually agreed to reduce fees through 10/31/20.
Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.
The Fund's Net Asset Value on 6/30/20 was $22.97.
For the fiscal year (6/30/19 - 6/30/20), the Fund was down -2.18% versus the S&P 500 Index's return of +7.51% and the Russell 1000 Value Index's -8.84% decline. A detailed discussion of performance is provided in the following commentary.
During this period of extreme uncertainty and market volatility, we have been reviewing all portfolio holdings. We made several changes this quarter when we saw opportunities to upgrade quality, increase the safety of our dividend stream, improve appreciation potential and lower risk.
We added new positions in Coca Cola, Comcast, and two banks, M&T Bank Corp. and US Bancorp, that replaced our Wells Fargo ("WFC") position after our analysis concluded that there was a high probability that WFC would be forced to cut its dividend, which it subsequently confirmed. We also sold the positions in ViacomCBS and Unilever because of concerns about dividend safety. We added to last quarter's new position in Duke Energy. We think the Utility sector in general is more attractive than it has been in several years and are spending more time analyzing investment opportunities in this sector.

During the quarter, in the depths of the recession, seven of our companies increased their dividends by an average of 5.1%. For the first six months of the year, 16 of our holdings have increased their dividends by 5.5%, on average. We expect the portfolio's dividends to grow modestly in 2020 and return to healthier growth next year and thereafter.
After the market's and the Fund's sharp move higher since March 23rd, we look for equities to enter a period of volatility, both upside and downside, but feel ultimately stocks should have an upside bias. We believe the Fund's strategy is well suited for conservative income-oriented equity investors, seeking growing income and capital appreciation over time.
Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to continue to have a healthy and growing income stream and return to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.
Sincerely,
David A. Katz, CFA
Fund Manager
Past performance is not a guarantee of future results.
The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.
The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.
Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.
Dividend yield refers to a stock's annual dividend payments to shareholders, expressed as a percentage of the stock's current price.
Cash flow means the cash generated by the company. This differs from net income by adding back non-cash charges like depreciation, amortization, one-time accounting writeoffs, and adjustments for deferred taxes or minority interests.
Must be preceded or accompanied by a prospectus.
Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.
Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.
The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Changes in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	December 31, 2020